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                                                                                                                   Exhibit (5)(iii)

[NEW ENGLAND FINANCIAL LOGO]                                                           ADMINISTRATIVE OFFICE, NEW ENGLAND FINANCIAL
                                                                                          PO Box 14594 Des Moines Iowa 50306-3594
     501 Boylston Street
     Boston, Massachusetts 02116-3700

VARIABLE ANNUITY APPLICATION                                                                        FOR COMPANY USE ONLY
TO NEW ENGLAND LIFE INSURANCE COMPANY (NELICO)                                                 No.________________________________


AMERICAN FORERUNNER SERIES VARIABLE ANNUITY APPLICATION

CLASS SELECTION:  Select One Class -- If no class is selected, the Standard Class will automatically be chosen.

[ ] STANDARD CLASS  [ ] P CLASS  [ ] C CLASS  [ ] L CLASS  [ ] B PLUS CLASS*

*IF B PLUS CLASS IS CHOSEN, PLEASE COMPLETE THE BONUS DISCLOSURE FORM.
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====================================================================================================================================
1.  ANNUITANT AND OWNER(S)
====================================================================================================================================
ANNUITANT (Annuitant will be the Owner unless Owner section is completed.)

Name (First, Middle Initial, Last)                                                Gender [ ] M  [ ] F     Date of Birth
______________________________________________________________________________    ____________________    __________________________

Street Address                                                                    Social Security #
______________________________________________________________________________    __________________________________________________

City, State & ZIP Code                                               E-mail Address                       Marital Status
_________________________________________________________________    _________________________________    __________________________

Home Telephone #                        Work Telephone #                              Relationship to Owner
____________________________________    __________________________________________    ______________________________________________

OWNER - (Complete if the Owner is different from the Annuitant.)
*If owner is a trust, please complete the trustee certification form.

Name (First, Middle Initial, Last)
TYPE: [ ]  Individual  [ ] Custodian  [ ] Trust  [ ] Corporation                  Gender  [ ] M  [ ] F    Date of Birth
______________________________________________________________________________    ____________________    __________________________

Street Address                                                                    Social Security # or Tax I.D. # (TIN)
______________________________________________________________________________    __________________________________________________

City, State & ZIP Code                                               E-mail Address                       Marital Status
_________________________________________________________________    _________________________________    __________________________

Home Telephone #                        Work Telephone #                              Relationship to Annuitant
____________________________________    __________________________________________    ______________________________________________

JOINT OWNER - NON-QUALIFIED ONLY

Name (First, Middle Initial, Last)                                                Gender [ ] M  [ ] F     Date of Birth
______________________________________________________________________________    ____________________    __________________________

Street Address                                                                    Social Security #
______________________________________________________________________________    __________________________________________________

City, State & ZIP Code                                               E-mail Address                       Marital Status
_________________________________________________________________    _________________________________    __________________________

Home Telephone #                        Work Telephone #                              Relationship to Owner
____________________________________    __________________________________________    ______________________________________________

(Note: If two people are named as Joint Owners, either Owner may exercise any and all rights under the contract unless the Owner specifies otherwise in writing.)

====================================================================================================================================
2.  PRIMARY AND CONTINGENT BENEFICIARY(IES) IF OWNER IS A TRUST, THE TRUST MUST BE THE BENEFICIARY.
====================================================================================================================================
       Beneficiary Type              Name (First, Middle Initial, Last)            Relationship to Owner       Social Security #

[ ] Primary  [ ] Contingent    _______________________________________________    ______________________    ________________________

[ ] Primary  [ ] Contingent    _______________________________________________    ______________________    ________________________

[ ] Primary  [ ] Contingent    _______________________________________________    ______________________    ________________________

(Note: To be used to determine whom will be paid/assume all rights under the contract on the Owner's death. The Owner's estate will be paid/assume all rights if no Beneficiary is named. Not applicable to Annuitant's death if the Natural Owner and Annuitant are different and the Annuitant predeceases the Owner. Payment/assumption will be made in equal shares to the survivors unless otherwise specified in writing by the Owner. If the primary beneficiaries predecease the Owner, the contingent beneficiaries will be paid/assume all rights. If more than three beneficiaries are named, attach a separate sheet.)

====================================================================================================================================
3.  CONTRACT APPLIED FOR:
====================================================================================================================================
[ ] Non-Qualified  [ ] IRA  [ ] Roth IRA  [ ] SEP  [ ] TSA Transfer  [ ] SIMPLE  [ ] Qualified Plan _________  [ ] Other __________
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NEA APP-1-02
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4.  PURCHASE PAYMENT(S):
====================================================================================================================================
Initial Purchase Payment $_______________ and/or transfers: $________________ Prior Tax Year __________ Current Tax Year __________

PAYMENT METHOD:  [ ] Check  [ ] Wire  [ ] Draft  (if new, please complete MSA or ACH application)

PAYMENT TYPE:  [ ] 1035 Exchange  [ ] Transfer  [ ] Rollover  [ ] Contribution

====================================================================================================================================
5.  REPLACEMENT (MUST BE COMPLETED)
====================================================================================================================================
(A)  DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS? [ ] Yes  [ ] No
(B)  WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
     [ ] Yes  [ ] No
     (Note: Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or
     life insurance contract in connection with this application.)   If (b) is "Yes", applicable disclosure and replacement forms must be attached)

====================================================================================================================================
6.  OPTIONAL RIDERS (AVAILABLE AT TIME OF APPLICATION AND MAY NOT BE CHANGED ONCE ELECTED. THERE ARE ADDITIONAL CHARGES FOR
THE RIDERS.)
====================================================================================================================================
DEATH BENEFIT RIDERS (CHECK ONLY ONE OR NONE)
        [ ] Annual Step Up                                                [ ] Greater of Annual Step Up or 5% Annual Increase

OTHER RIDERS (CHECK ONE, BOTH OR NONE)
        [ ] GMIB (Guaranteed Minimum Income Benefit)*                     [ ] GMAB (Guaranteed Minimum Account Balance)
        [ ] Earnings Preservation Benefit Rider

      *The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date of required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

====================================================================================================================================
7.   AUTHORIZATION AND SIGNATURE(S)
====================================================================================================================================
(A)   NOTICE TO APPLICANT(S)

      FLORIDA RESIDENTS ONLY Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

      ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA AND TENNESSEE RESIDENTS ONLY Any
      person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

      NEW JERSEY RESIDENTS ONLY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

      ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE
      AND ARE NOT GUARENTEED AS TO A FIXED DOLLAR AMOUNT.

      (B)   SIGNATURES I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief, the answers recorded are true and complete. My agreement in writing is required to any change made by the
            Company as to information in the Application.

LOCATION WHERE THE APPLICATION IS SIGNED___________________________________________________________________________________________
                                                                                City & State

___________________________________________________________________________________________________________________________________
Signature of Owner                                                                                 Date

___________________________________________________________________________________________________________________________________
Signature of Joint Owner                                                                           Date

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8.   REPRESENTATIVE INFORMATION
====================================================================================================================================

      STATEMENT OF REPRESENTATIVE All answers are correct to the best of my knowledge. I have provided the Proposed Owner with the
      American Forerunner Series Prospectus prior or at the time he/she completed the application form.
      Do you have reason to believe that the replacement or change of any existing insurance or annuity may be involved?
      [ ] Yes [ ] No

___________________________________________________________________________________________________________________________________
Signature of Representative                                                                                  Date

Printed Representative Name                                 Phone #                                       State License I.D. #

___________________________________________________________________________________________________________________________________


Accepted by Company at the Administrative Office by           ________________________________________             _______________
                                                              Principal Signature                                  Date
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NEA APP-1-02